SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2007
NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
1600 Parkwood Circle
Suite 500
Atlanta, Georgia
(Address of principal executive offices)
30339
(Zip code)
(770) 693-5950
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1
Explanatory Note
     As previously reported on August 6, 2007 (the “Prior Report”), Numerex Corp. (“Numerex”) and a wholly-owned subsidiary of Numerex entered into an Asset Purchase Agreement (the “Agreement”) with Orbit One Communications, Inc. (“Orbit One”), to acquire substantially all of the assets of Orbit One for an aggregate purchase price consisting of cash and Numerex Class A common stock. This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Numerex on August 6, 2007 to report the completion of its acquisition of Orbit One under Items 1.01, 2.01, 3.02 and 9.01.
     In accordance with Item 9.01 (a) and (b) of Form 8-K, the Prior Report did not include the historical financial statements of Orbit One or the unaudited pro forma combined financial information (collectively, the “Financial Information”), and instead contained Numerex’s undertaking to file subsequently the Financial Information within the time periods allowed. This Amendment No. 1 is being filed to include the financial information required under parts (a) and (b) of Item 9.01.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Orbit One for the fiscal years ended December 31, 2005 and December 31, 2006 are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference. Additionally, the unaudited financial statements of Orbit One for the period from January 1, 2007 to June 30, 2007 are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item with respect to the transaction described in Item 2.01 of the Original Filing is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description

23.1	Consent of HJ & Associates, LLC, independent auditors

99.1	Audited Financial Statements of Orbit One Communications Inc. for the Years Ended December 31, 2005 and 2006

99.2	Unaudited Financial Statements of Orbit One Communications Inc. for the period from January 1, 2007 to June 30, 2007.

99.3	Unaudited pro forma consolidated financial statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP.
Date: October 15, 2007	/s/ Alan B. Catherall
Alan B. Catherall
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
23.1	Consent of HJ & Associates, LLC, independent auditors
99.1	Audited Financial Statements of Orbit One Communications Inc. for the Years Ended December 31, 2005 and 2006
99.2	Unaudited Financial Statements of Orbit One Communications Inc. for the period from January 1, 2007 to June 30, 2007.
99.3	Unaudited Pro Forma Consolidated Financial Statements